SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

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PHOTONIC PRODUCTS GROUP, INC.

(Name of Registrant as Specified In Its Certificate of Incorporation)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue
Northvale, New Jersey 07647

Notice of Annual Meeting of Shareholders
To be held on Thursday, June 2, 2011

To The Shareholders of Photonic Products Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PHOTONIC PRODUCTS GROUP, INC. (the "Company") will be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020, on Thursday, June 2, 2011 at 10:00 a.m. for the following purposes:

1.	To elect two directors, named herein, to hold office for a term of three years;

2.	To ratify the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 8, 2011, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

We urge you to vote your shares over the Internet or through the mail at your earliest convenience.

By Order of the Board of Directors

/s/ William J. Foote
William J. Foote, Secretary
Northvale, New Jersey
April 29, 2011

PHOTONIC PRODUCTS GROUP, INC.
181 Legrand Avenue
Northvale, NJ 07647

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
Thursday, June 2, 2011

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of PHOTONIC PRODUCTS GROUP, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020 on Thursday, June 2, 2011 at 10:00 a.m.  This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about May 6, 2011.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on April 8, 2011, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 11,691,953 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting.  Each share is entitled to one vote. The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" are included.  Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.   Owners of Common Stock are not entitled to cumulative voting in the election of directors.  Owners of Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Company’s Annual Meeting.

Votes Required to Approve Each Proposal

The proposal to elect the two director nominees will require an affirmative vote for the proposal by a plurality of the Common Stock entitled to vote at the Annual Meeting.

The proposal to ratify the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 will require an affirmative vote for the proposal by a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote.

Voting:  Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by filing a later dated proxy with the Secretary at any time prior to its exercise or by voting at the meeting.  The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot.  All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy.  If no specification is given, the shares will be voted in favor of the Board's nominees "for" director and "for" the other proposals described in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF PHOTONIC PRODUCTS GROUP, INC. TO BE HELD ON JUNE 2, 2011.  THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT www.proxyvote.com.  Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company.  In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing.  If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

PRINCIPAL SHAREHOLDERS

The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s Common Stock by (i) each of the Company’s directors and nominees, (ii) all executive officers of the Company, (iii) all executive officers and directors as group, and (iv) each person known by the Company to beneficially own more than five percent (5%) of the Company's common stock outstanding as of April 8, 2011.  Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity.  Accordingly, the percentages may add to more than 100%.  The address of each principal shareholder, unless otherwise indicated, is Photonic Products Group Inc., 181 Legrand Avenue, Northvale, NJ 07647.

Beneficial Ownership of Common Stock (1)

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership		Common Stock
Luke P. LaValle, Jr.	16,244	(2)	*
Thomas H. Lenagh	89,577	(3)	*
Dennis G. Romano	1,666	(4)	*
N.E. Rick Strandlund	1,666	(5)	*
Jan M. Winston	55,844	(6)	*
William D. Brucker	25,919	(7)	*
Thomas A. Caughey	69,791	(8)	*
Miroslav Dosoudil	42,597	(9)	*
John M. Duich	16,032	(10)	*
Amy Eskilson	—		—
William J. Foote	20,706	(11)	*
Joseph J. Rutherford	30,038	(12)	*

All Directors and Executive Officers as a group (12 persons)	441,780	(13)	3.1%

Clarex Ltd. & Welland Ltd.	9,935,664	(14)	56.7%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

NSB Advisors LLC	5,694,308	(15)	48.7%
200Westage Business Center Drive
Suite 228
Fishkill, NY 12524

Utility Service Holding Co, Inc. (USHC)	977,231	(16)	8.4%
P.O. Box 120
Warthen, GA 31904

*	Less than 1%

(1)
Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned, subject to the information contained in the footnotes to the table.

(2)	Including 13,744 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(3)	Including 87,077 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(4)	Including 1,666 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(5)	Including 1,666 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(6)	Including 46,744 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(7)	Including 25,033 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(8)	Including 67,916 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(9)	Including 40,203 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(10)	Including 16,032 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(11)	Including 18,544 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(12)	Including 27,359 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(13)	Including 345,984 shares issuable upon exercise of options exercisable within 60 days of April 8, 2011.

(14)
Including 2,500,000 shares and warrants to purchase an additional 1,875,000 shares at $1.35 per share which are issuable upon conversion of convertible promissory notes.  Also includes 825,000 shares and warrants to purchase an additional 618,750 shares at $1.35 per share, issuable upon conversion of accrued interest on convertible promissory notes.

(15)	These figures are based upon information set forth in Schedule 13G filed January 10, 2011. NSB Advisors has sole investment power but no voting power with respect to these 5,694,308 shares.

(16)	These figures are based upon information set forth in Schedule 13G filed February 24, 2011. USHC has sole investment power and sole voting power with respect to these 977,231 shares.

OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting.  If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is divided into three classes (Class I, Class II and Class III) with directors of the Board (collectively, “Directors”) in each class serving staggered three-year terms. At each annual meeting of shareholders, the terms of Directors in one of these three classes expire. At that annual meeting of shareholders, Directors are elected to a Class to succeed the Directors whose terms are then expiring, with the terms of that Class of Directors so elected to expire at the third annual meeting of shareholders thereafter. There are currently six members of the Board: two Class I Directors whose terms will expire at the 2011 Annual Meeting of Shareholders, two Class II Directors whose terms will expire at the 2012 Annual Meeting of Shareholders and two Class III Directors whose terms will expire at the 2013 Annual Meeting of Shareholders. The following table sets forth the name and age of the Class I nominees for election to the Board of Directors, the principal occupation or employment of each nominee for the past five or more years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which each nominee serves or served during the past five years as a Board member, and the period during which each nominee has served as a director of the Company.

Nominated for Election to Board of Directors:

Name and Age	Since	Positions; Business Experience

Class I Directors — Term Expires in 2014

Dennis G. Romano, 68	2009	Director of the Company (September 2009 - present)
		Consultant - Defense and Engineering/Construction Industry (2007 - 2009)
		Senior Vice President of Business Development, Defense Business Unit, Washington Group International, a provider of engineering, construction and technical services (2002 – 2007)
		Vice President, Business Strategy and Development, Northrop Grumman Corporation (1999 - 2001)
		Various Senior and Executive Level Positions, Marketing, Business Development and Strategy, Northrop Grumman Corporation (1995 - 1999)
		Vice President of Business Development, Grumman Aircraft Engineering Corporation (1993 - 1995)
		Marketing and Business Development, Grumman Aircraft Engineering Corporation (1974 - 1993)
		Aircrew member, flight test organization, Grumman Aircraft Engineering Corporation (1968 - 1974)
		Avionics Technician, Grumman Aircraft Engineering Corporation (1964 - 1968)

N.E. Rick Strandlund, 67	2009	Director of the Company (January 2009 - present)
		Chairman, President and CEO, Nanoproducts Corporation, a producer and developer of nanoproduct materials and technologies (2005 - Present)
		President and CEO, Research Electro-Optics, Inc., a manufacturer of thin-film coatings and components (2002 - 2004)
		President and COO, Research Electro-Optics Inc. (1997 - 2002)
		Vice-President/General Manager, Santa Rosa Division, Optical Coating Laboratory, Inc. (1993 - 1996)
		Vice President/General Manager, Commercial Products Division, Optical Coating Laboratory, Inc. (1986 - 1993)

Other Elected Directors:

Name and Age	Since	Positions; Business Experience

Class II Directors — Term Expires in 2012

Luke P. LaValle, Jr., 69	2005	Director of the Company (2005 - present)
		President and Chief Executive Officer, American Capital Management Inc. (1980 - present)
		Senior Investment Officer, United States Trust Company of NY (1967 - 1980)
		Lt. Colonel, US Army Reserve (Retired)

Joseph J. Rutherford, 64	2009	Director of the Company (January 2009 - present)
		President and Chief Executive Officer of the Company (January 2009 - present)
		Vice President/General Manager, MRC Precision Metal Optics, subsidiary of PPGI (July 2008 - December 2008)
		Executive-in-Residence, University of North Carolina, Charlotte, Defense Projects and Industrial Relations
		Vice President/General Manager, Northrop Grumman Synoptics (1989 - 2006)
		Vice President, Marketing and Sales, Memtech Corp. (1987 - 1989)

Class III Directors — Term Expires in 2013

Thomas H. Lenagh, 86	1998	Director of the Company (1998 - present)
		Chairman of the Board of Directors of the Company (May 2000 -August 2004)
		Management Consultant (1990 - present)
		Past Chairman and Chief Executive Officer, Systems Planning Corporation
		Treasurer and Chief Investment Officer, The Ford Foundation
		Captain, US Navy Reserve (Retired)

Jan M. Winston, 74	2000	Chairman of the Board of Directors of the Company (2009- present)
		Director of the Company (2000 - present)
		Management Consultant (1997 - present)
		Division Director/General Manager IBM Corporation (1981 - 1997)
		Executive positions held in Development, Finance and Marketing

The Board believes that the above-mentioned experience, along with the other experience, qualifications, attributes and skills of the Board members described in the summary below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution:

Other Experience, Qualification, Attributes and Skills of Board Members

The Board considered the following experience, qualifications, attributes and skills of its nominees and the other continuing elected directors in determining that each should serve as a director of the Company:

Dennis G. Romano

•	Global business experience in business development as Chief Business Development Officer of a business unit of Washington Group International
•	Over 20 years of experience in business and strategy development for U.S. and International government clients
•	Senior executive leadership for multiple business development organizations with a large international presence
•	Operational management experience and joint leadership with President, in a $700 million business unit in the defense sector with Washington Group International
•	Extensive background in business development, marketing and strategic development and implementation

N.E. Rick Strandlund

•	Global business experience as President and CEO of NanoProducts Corporation
•	Thin-film optical coating experience as VP and General Manager of Optical Coating Laboratory, Inc.,
•	Board experience as Chairman of the Board of NanoProducts and as a former director of Research Electro-Optics, Inc.
•	Strategic and business development leadership of two global high-tech, photonics related manufacturing organizations
•	Prior leadership experience in new product and new technology development
•	MBA in Management and Bachelor of Science in Aerospace Engineering

Luke P. LaValle, Jr.

•
Investment professional with over 40 years of experience in analyzing, researching and investing in smaller public growth companies with U.S. Trust Co and American Capital Management, Inc.  Senior analyst and membership in NY Society of Security Analysts

•
Extensive board experience with V Band Corporation, a public company, from 1992 to 1995 and several private companies including Benmarl Wine Company, Ltd. (1982-1992) and Westhampton Yacht Squadron, Ltd. (1985-1995)

•
Military experience with rank of Lieutenant Colonel, Military Intelligence, USAR (retired) and previous assignments to Army Staff, Office of Operations, Plans and Strategy, The Pentagon and Intelligence Officer, 101st Airborne Division

•
Business and military experience includes analysis of tactical and strategic issues, the formation of operational plans based upon situational experience and the development and assessment of alternative courses of action with practical application to planning, direction, guidance and control of the operations of smaller sized organizations like Photonic Products Group, Inc.

Joseph J. Rutherford

•	Over 35 years of experience in senior management and executive level positions in laser industry in both an operational role and at the CEO level in both domestic and global manufacturing
•	Strong understanding and extensive involvement in research and development, business development and strategic planning activities in Defense/Aeronautics and Commercial sectors
•	Established track record of developing strong team-based organizations with high performance culture
•	Proven success in bringing focused approach on increasing shareholder value through both organic growth and growth through acquisition

Thomas H. Lenagh

•	Chartered Financial Analyst and Registered Attorney in Connecticut
•	Experienced investment professional, financial analyst and management consultant
•	Former President of New York Society of Security Analysts
•	Former President of Financial Analysts Federation
•	Extensive prior experience in role of director and board chairman for a number of private and public companies

Jan M. Winston

•
Extensive background in high technology sector and over 35 years with IBM in a variety of managerial and executive positions primarily in the development of new computer systems and new software products such as the personal computer and speech recognition software

•
Diverse experience gained through senior level roles in the areas of product development, marketing, finance, planning and strategy, including general management and profit and loss responsibilities in both the domestic and international area

•	Education background includes an undergraduate AB degree from Princeton University and attendance at the Columbia Graduate School of Business Administration
•
Experience as a management consultant serving clients such as IBM, as well as smaller manufacturing organizations, covering various projects such as product management, strategic and financial planning, and management systems.  Served as Chairman of the Audit Committee, Chairman of the Compensation Committee and is the current Chairman of the Board

The Board of Directors unanimously recommends that you vote FOR the election of the Board’s nominees for Class 1 director: Dennis G. Romano and N.E. Rick Strandlund.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Holtz Rubenstein Reminick, LLP served as the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2010 and has been appointed by the Company’s Audit Committee to serve as the Company’s independent registered accountants for the current fiscal year ending December 31, 2011.

The Company’s Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 is not required by law or by the Company’s Certificate of Incorporation or by-laws. However, the Board of Directors is submitting the selection of Holtz Rubenstein Reminick, LLP to the Company’s stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Company will reconsider whether or not to retain that firm. Even if the selection is ratified, the Company may appoint a different independent registered public accounting firm during the year if the Audit Committee of the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

 A representative of Holtz Rubenstein Reminick, LLP is expected to be present at the Annual Meeting, will make such statements as Holtz Rubenstein Reminick, LLP may desire and will be available to respond to appropriate questions from the shareholders.

The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm during the fiscal year ending December 31, 2011.

COMPENSATION OF DIRECTORS

Compensation for non-employee directors consists of two components: cash (i.e. meeting attendance fees, retainer and cash bonuses) and awards under the Company’s 2000 Equity Compensation Program.  Under the 2010 Equity Compensation Program, stock option grants and restricted stock unit grants may be made by the Compensation Committee.  Equity-based grants are intended to align the interests of the Company’s directors with that of other shareholders.  The Company does not require its directors to own stock.

Fees paid to non-employee directors were $500 during fiscal year 2010 for each board or committee meeting attended in person, and $250 for each meeting in which they participated via telephone.

In addition, each non-employee director is paid an annual retainer fee, in quarterly installments.  For 2010, the annual retainer was $15,000 for the Chairman and $10,000 for each of the other outside Directors.

Directors, who are also employees of the Company, do not receive any additional fees for such services.

The table that follows provides information on components of Director Compensation in 2010.

Director Compensation in Fiscal Year 2010

Name	Fees earned or paid in cash ($)	Stock Unit Awards($) (1)(2)	Option Awards ($) (1)(3)	Total ($)
Luke P. LaValle, Jr.	15,750	—	—	15,750
Thomas H. Lenagh	15,500	—	—	15,500
Dennis G. Romano	16,250	—	—	16,250
N.E. Rick Strandlund	16,000	—	—	16,000
Jan M. Winston	21,500	—	—	21,250

(1)	The Company did not award any stock units or stock options during 2010.

(2)
The aggregate fair value of restricted stock unit grants is the product of the number of units granted times the closing price of common stock of the Company on the date of the grant.  In 2010, the number of restricted stock unit grants which vested and which resulted in the issuance of an equal number of shares of common stock to each non-employee director were as follows:    Luke P. LaValle, Jr., 834; Thomas H. Lenagh, 834; and Jan M. Winston, 834.   As of April 8, 2011, there were no restricted stock unit grants outstanding for non-employee directors.

(3)
The value of stock option awards is computed in accordance with FASB ASC Topic 718.  These amounts reflect the aggregate grant date fair value of the awards.  The number of stock options which vested in 2010 to each non-employee director were as follows:  Luke P. LaValle, Jr., 3,218; Thomas H. Lenagh, 11,551; and Jan M. Winston, 3,218   Mr. Lenagh also had 50,000 stock options expire without exercise during the year.  As of December 31, 2010, the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows:  Luke P. LaValle, Jr., 18,611; Thomas H. Lenagh, 108,611; Dennis G. Romano 5,000; N.E. Rick Strandlund, 5,000; and Jan M. Winston, 51,611.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

Composition of the Board

The Board of Directors in 2010 consisted of five independent directors, and the Company’s President and CEO, Mr. Joseph J. Rutherford.  The Board of Directors has determined that each of its five outside directors, Mr. Luke P. LaValle, Jr., Mr. Thomas H. Lenagh, Mr. Dennis G. Romano, Mr. N.E. Rick Strandlund and Mr. Jan M. Winston has no material relationship with the Company (other than as director) and is therefore “independent” within the meaning of the current listing standards of the Nasdaq National Market and the requirements of the Sarbanes Oxley Act.  In its annual review of director independence, the Board of Directors considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with the Company.  The Board of Directors considers a “material relationship” to be one that impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders.  When assessing the “materiality” of a director’s relationship with the Company, the Board of Directors considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Mr. Rutherford does not serve on any Committees of the Board.  Mr. Jan M. Winston served as Chairman of the Board during the year.  The Board met ten times during fiscal year 2010, including one meeting by telephone.  All members attended all meetings.  Board members are encouraged, but not required by any specific Board policy, to attend the Company’s Annual Meeting.  During 2010 each non-employee director of the Company was also a member of each Committee of the Board of Directors and each attended all of the meetings of the Board and the respective committees of the Board on which they served in fiscal 2010.  In addition, three of the non-employee directors were involved in a meeting with management in 2010 to assist in the preparation of the Company’s strategic plan.

Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Currently, Mr. Winston serves as the Chairman of the Board and Mr. Rutherford serves as a Director and Chief Executive Officer. The Board of Directors believes this is the most appropriate structure for the Company at this time because it makes the best use of Mr. Winston’s skills and experience, including 10 years as a Director of the Company.

Board’s Role in the Oversight of Risk Management

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk.  In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company’s risk management process and overall risk management system.  The Board believes an effective risk management system will (1) adequately identify the material risks that the Company faces in a timely manner, (2) implement appropriate risk management strategies that are responsive to the Company’s risk profile and specific material risk exposures, (3) integrate consideration of risk and risk management into business decision-making throughout the Company, and (4) include policies and procedures that adequately transmit necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Audit Committee has been designated to take the lead in overseeing risk management at the Board level.  Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties.  In this role, the Audit Committee receives reports from management and other advisors, and strives to generate serious and thoughtful attention to the Company’s risk management process and system, the nature of the material risks the Company faces, and the adequacy of the Company’s policies and procedures designed to respond to and mitigate these risks.

Although the Board’s primary risk oversight has been assigned to the Audit Committee, the full Board also periodically receives information about the Company’s risk management system and the most significant risks that the Company faces.  This is principally accomplished through Audit Committee reports to the Board and summary versions of the briefings provided by management and advisors to the Committee.

In addition to the formal compliance program, the Board and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations.  The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company.  As a result, the Board and Audit Committee periodically ask the Company’s executives to discuss the most likely sources of material future risks and how the Company is addressing any significant potential vulnerability.

Audit Committee

The Company has a separately designated standing Audit Committee.  Luke P. LaValle, Jr. serves as the Audit Committee Chairman.   The Board of Directors has determined that the members of the Audit Committee each satisfy the requirements for independence under Section 301 of the Sarbanes-Oxley Act, as well as the independence standards of the NASDAQ National Market.   In 2010, the Audit Committee was comprised of all outside Directors throughout the year. The Audit Committee is empowered by the Board of Directors to, among other things, serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system, review and appraise the audit efforts of the Company’s independent accountants, assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Company’s Board of Directors.  The Audit Committee charter is attached as Exhibit A to the Company’s 2009 Proxy Statement, filed with the SEC on April 20, 2010.

The Audit Committee met four times during 2010 with all members in attendance at all of the meetings.

Audit Committee Financial Expert

The Board of Directors of the Company has determined that Mr. LaValle is an “audit committee financial expert” as such term is defined by the SEC.

Compensation Committee

The Compensation Committee is comprised of all of the independent, non-management directors, and is responsible for establishing appropriate salaries and bonuses for all executive officers and senior management of the Company.  N.E. Rick Strandlund serves as the Chairman of the Compensation Committee, replacing Jan Winston in May 2009.

The Compensation Committee has the responsibility of granting equity-based incentive compensation (i.e. stock options and grants of restricted stock units) to eligible employees including the executive officers, and to its directors.  The Compensation Committee duties also include administering and interpreting the Photonic Products Group, Inc.  2010 Equity Compensation Program (“the Stock Compensation Plan”).  The duties relating to the Company’s Stock Compensation Plan include selecting from eligible employees those persons to whom awards will be granted and determining the type of award, the number of shares to be included in each award, any restrictions for some or all of the shares subject to the award and the award price.  The Compensation Committee reviews and approves all matters regarding the compensation of the executive officers and other executives of the Company.  The Compensation Committee has no charter.

The Compensation Committee has the authority to hire independent advisors to help fulfill its duties.

Having met in December 2009 to review and establish compensation policy for 2010, the Compensation Committee did not hold any additional meetings during 2010.

Nominating Committee

During 2010, the Nominating Committee was comprised of all active outside directors.  Mr. Thomas H. Lenagh serves as the Chairman.  The Nominating Committee met once during the year with all members in attendance.  The Committee strives to compose the Board of Directors with a collection of individuals who bring a variety of complementary skills which, as a group, will possess the appropriate skills and experience to oversee the Company’s business. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Nominating Committee charter is attached as Exhibit B to the Company’s 2009 Proxy Statement, filed with the SEC on April 20, 2010.

Procedures for Considering Nominations Made by Stockholders

The Nominating Committee’s charter describes procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board.  The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.  The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above.  The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below.

Qualifications

The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess.  Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation in the Company’s industry, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•
must have experience, either as a member of the board of directors of another public or private company or in another capacity that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board

Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders.  The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate;

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations

In connection with the 2011 Annual Meeting of Shareholders, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company’s Common Stock for at least one year.

Communication with the Board

The Board has established a procedure that enables shareholders to communicate in writing with members of the Board.  Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o the Company at its principal place of business at 181 Legrand Ave, Northvale, NJ 07647.  Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board.  Under the procedures established by the Board, upon the Secretary’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder.  Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of the Registrant

The following table sets forth the name and age of each executive officer of the Company, the period during which each such person has served as an executive officer and the positions with the Company held by each such person:

Name and Age	Since	Position With the Company

Joseph J. Rutherford, 64	2009	President and Chief Executive Officer

William J. Foote, 60	2006	Chief Financial Officer, Corporate Secretary and Treasurer

William D. Brucker, 63	2007	Vice President Human Resources and Administration

Thomas A. Caughey, 62	2011	Vice President of Product Development

Miroslav Dosoudil, 47	2008	Vice President of Operations

John M. Duich, 56	2011	Vice President of Operations, Sarasota

Amy Eskilson, 50	2011	Vice President of Sales and Marketing

Mr. Joseph J. Rutherford joined MRC Precision Metal Optics, Inc., a wholly-owned subsidiary of the Company, in July 2008. On January 1, 2009, he was appointed President and Chief Executive officer of Photonic Products Group, Inc. Prior to joining the Company, Mr. Rutherford spent more than 30 years in executive positions in the optics industry and is an experienced leader in optical component development and manufacturing businesses serving customers in both defense and commercial sectors of the photonics industry. From 1989 through 2006, he was VP/GM of Charlotte, NC based Synoptics, a subsidiary successively of Litton and Northrop Grumman corporations and an industry leader in laser crystal products and related optical components. Before that, he held executive level sales and marketing positions within Memtech Corporation, Material Progress Corporation, and Allied Corporation. Mr. Rutherford holds a Bachelor of Science degree in Education from Trenton State College.

William J. Foote joined the Company in May 2006 and was appointed Chief Financial Officer and Corporate Secretary on May 16, 2006. In June, 2009, he was appointed to the position of Treasurer. He previously served as Chief Financial Officer of INSL-X Products Corporation, a paint and coatings manufacturer, from 2002 through 2005. From 2000 to 2002, he was CFO of ASD Group, Inc., a publicly held contract manufacturer serving the OEM marketplace in the high-tech sector. From 1990 through 1999, Mr. Foote held several executive positions including Director and Vice-President of Finance positions with Benjamin Moore & Co., a large public paint and coatings manufacturer. Earlier in his career, Mr. Foote served in various senior financial roles in Canada. Mr. Foote is both a Certified Public Accountant and a Chartered Accountant (Canada). His past experience includes working in the audit area with the public accounting firm of KPMG (Canada). He holds a Bachelor of Arts degree from Carleton University in Ottawa and a Masters Degree in Accounting from the University of British Columbia.

William D. Brucker joined the Company in 2000 as Director of Human Resources. In 2006 he was appointed Vice President of Human Resources and Administration. Prior to joining the Company, Mr. Brucker held corporate divisional HR leadership responsibilities with Hughes Aircraft/Raytheon, RJR/Nabisco, Proctor & Gamble, and The Journal of Commerce. In addition to competency in classic HR disciplines including regulatory compliance, he has experience in multi-site organizations and facility/operational integration and transition. Mr. Brucker holds a BA degree from Salem College. Mr. Brucker was appointed an officer of the Company on January 19, 2007.

Thomas A. Caughey has been with the Company since 1978.  He was appointed an officer on March 24, 2011 and will continue to serve as Vice-President of Product Development, a position he has held for more than 15 years.  His current role has focused on development of systems involving non-linear crystals, and advances in the development of individual crystal components that the company manufactures.  Previously, he was a research associate at Texas Tech University, working in the area of picosecond spectroscopy of chemical reactions.  Tom holds a Doctorate in physical chemistry from the University of Wisconsin – Madison and an undergraduate degree in chemistry from the University of Michigan – Ann Arbor.

Miro Dosoudil joined the Company as Director of Manufacturing and Engineering in 2000 and has successively held the positions of Director of Operations for Laser Optics and Vice-President of Operations, Northvale.  Prior to joining PPGI, he held optical manufacturing engineering positions with Circon, Tirolit and Meopta (Czech Republic).  Mr. Dosoudil recently received his MBA degree from the Zicklin School of Business at Baruch College.  He also holds degrees in science and engineering including a Doctor of Science and Physical Electronics and Optics from the University of Palackiana in the Czech Republic.

John M. Duich was appointed an officer and Vice President of Operations, Sarasota on March 24, 2011.  He previously served since 2005 as PPGI’s Sarasota Florida subsidiary Director of Operations, responsible for manufacturing, engineering, sales support, and site administration.  Previously, Mr. Duich spent 25 years with Motorola and Flextronics, both major electronics-sector multinational corporations. His career progressed through engineering and operations management roles including overseas assignments in Ireland, Singapore, and Hong Kong as a site or regional General Manager. John’s tenure in Dublin Ireland involved a Greenfield start-up that had 600 employees within a 200,000 square foot manufacturing facility.   Mr. Duich received his Bachelors of Science degree in Materials Science Engineering from the University of Florida in 1983.

Amy Eskilson joined the Company on February 7, 2011 as Vice President of Sales and Marketing and was appointed an officer on March 24, 2011.  Previously, she spent a number of years with Thorlabs, Inc., a photonic tool catalog company where she served as Director of Business Development from 2001 to 2011.  In this role Amy coordinated a team responsible for a total of eight acquisitions.  She fostered the development of multiple partner companies and executed both technology transfers and IP license agreements.  Prior to that she was the inside sales and technical support manager for Thorlabs and served in various marketing roles beginning in 1992.  While with Thorlabs, Ms. Eskilson was also involved in several photonic startups including Nova Phase, Inc., Menlo Systems, Inc. and Idesta Quantum Electronics.  She received her BA in Communications in 1985 from Montclair State University.

Each of the executive officers has been elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided by the Company’s by-laws.

Summary of Cash and Certain Other Compensation

The following Summary Compensation Table sets forth, for the years ended December 31, 2010 and 2009, the compensation paid by the Company and its Subsidiaries, with respect to the Company’s Chief Executive Officer and two other highest paid executives.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)
Joseph J. Rutherford,	2010	180,000	—	—	—	—	180,000
President and CEO (2)	2009	180,000	—	75,830	—	—	255,830
William J. Foote, CFO,	2010	141,000	—	—	—	—	141,000
Corporate Secretary and Treasurer(3)	2009	141,000	—	14,300	—	—	155,300
Miroslav Dosoudil,	2010	134,000	—	—	—	—	134,000
Vice President of Operations (4)	2009	134,000	—	18,300	—	—	152,300

(1)
The aggregate grant date fair value of option awards and stock awards are computed in accordance with FASB ASC Topic 718, in accordance with SEC rules.   The valuation was based on the assumptions set forth in note 10 to our Consolidated Financial Statements filed on March 31, 2011 with the Securities and Exchange Commission in our annual report on Form 10-K.  No stock options or stock awards were granted to these individuals in 2010.  No stock awards were granted to these individuals is 2009.

(2)
Effective January 1, 2009, Mr. Rutherford was appointed President and CEO of the Company.  Mr. Rutherford’s annual salary is $180,000.  He was entitled to participate in the Company’s 2000 Equity Compensation Program and was eligible for an incentive compensation cash award in 2009, targeted at $50,000 based on performance objectives to be established during the year by the Company’s Compensation Committee. No incentive compensation cash award was awarded in 2009 or 2010.  Also, on January 1, 2009, Mr.  Rutherford received a sign-on grant of 17,143 stock options with a term of 10 years and an exercise price of $1.75 which was the closing market price on the date of the grant and an aggregate fair value of approximately $29,830.  These stock options will vest over three years, one-third upon each anniversary of the grant.  On January 22, 2009, he was also granted a 10 year stock option of 6,897 shares with an exercise price of $1.75 for achievements in 2008.  These stock options will vest over three years, one-third upon each anniversary of the grant and had an aggregate fair value of $12,000.  On December 28, 2009, Mr. Rutherford received an award of 34,000 shares with a 10 year term and an exercise price of $1.00 for achievements in 2009.  These stock options will vest over three years, one-third upon each anniversary of the grant and had an aggregate fair value of $34,000.

(3)
Mr. Foote was granted a 10 year stock option of 4,598 shares with an exercise price of $1.75 on January 22, 2009 for achievements in 2008. These stock options vest over three years, one-third upon each anniversary date of the grant and had an aggregate fair value of $8,000.  In addition, Mr. Foote was awarded a 10 year stock option of 6,300 shares with an exercise price of $1.00 on December 28, 2009 for achievements in 2009. These stock options vest over three years, one-third upon each anniversary date of the grant and had an aggregate fair value of $6,300.

(4)
On January 22, 2009, Mr. Dosoudil was awarded a 10 year stock option grant of 6,897 shares with an exercise price of $1.75 and an aggregate fair value of $12,000 which vest over three years at one-third on the anniversary date of the grant.  In addition, on December 28, 2009, Mr. Dosoudil was awarded a 10 year stock option grant of 6,300 shares with an exercise price of $1.00 and an aggregate fair value of $6,300 which vest over three years at one-third on the anniversary date of the grant.

Grants of Plan-Based Awards

The Company did not have any grants of plan-based awards in 2010.

Outstanding Equity-Based Awards at Fiscal Year-End

The following table provides information pertaining to vested and non-vested stock options held by each of the executive officers named in the Summary Compensation Table as of December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS (1)						STOCK AWARDS (2)
Name	Number of Securities Underlying Unexercised options (#) Exercisable		Number of Securities Underlying Unexercised options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date ($)	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that Have not Vested ($)
Joseph J. Rutherford,		11,333		22,667	1.00	12/28/2019
President and CEO		2,299		4,598	1.75	01/22/2019
		5,714		11,429	1.75	01/01/2019	2,000	5,100

	Total:	19,346	Total:	38,694

William J. Foote, CFO,		2,100		4,200	1.00	12/28/2019
Secretary and Treasurer		1,533		3,065	1.75	01/22/2019
		3,378		—	1.50	01/19/2017
		10,000		—	1.00	05/16/2016

	Total:	17,011	Total:	7,265			833	3,332

Miroslav Dosoudil,		2,100		4,200	1.00	12/28/2019
VP of Operations		2,299		4,598	1.75	01/22/2019
		5,405		—	1.50	01/19/2017
		10,000		—	1.03	01/12/2015
		9,000		—	.50	01/02/2014
		3,600		—	.50	01/02/2013
		5,500		—	1.00	01/02/2012
		3,000		—	5.00	01/02/2011

	Total:	40,904	Total:	8,798			1,083	4,332

(1)	Options vest at the rate of one-third per year over the ten year life of the option.
(2)
Stock awards vest at the rate of one-third per year on the anniversary date of the award.  The grant date fair value of restricted stock unit grants is the number of shares granted times the closing market price on the day of grant.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under the Company’s Key Employee Compensation Plan and the Company’s 2000 Equity Compensation Program and the 2010 Equity Compensation Plan, as of December 31, 2010.  These plans were the Company’s only equity compensation plans in existence as of December 31, 2010.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Shareholders (1)	805,474	$1.13	3,995,000
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	805,474	$1.13	3,995,000

(1)
The 2000 Equity Compensation Program expired on June 2, 2010 but each outstanding option, warrant and right granted under the Program shall expire on the date determined under the terms of the original award, which in no event, shall exceed 10 years.  The 2010 Equity Compensation Program was adopted by the Company’s shareholders at the Annual Meeting held on June 2, 2010.  Under this Program, an aggregate of up to 4,000,000 shares of common stock may be granted.   In 2010, 5,000 stock options were awarded under the 2010 Equity Compensation Plan at an exercise price of $1.00 and with a term of 10 years.  On March 24, 2011, 184,700 stock options were awarded under the 2010 Equity Compensation Program to employees and an additional 25,000 stock options were awarded to outside directors.

Compliance with Section 16(a) Beneficial Ownership

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  These persons are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on our review of  (i) Forms 3 and 4 and amendments thereto furnished to the Company during 2010, (ii) any Forms 5 and amendments thereto furnished to the Company with respect to 2010, and (iii) any written representations that no Form 5 was required, the Company believes that all such parties subject to the reporting requirements of Section 16(a) filed on a timely basis all such reports required during and with respect to the fiscal year ended December 31, 2010, except for (a) late filings previously disclosed by the Company and (b) a late Form 3 filed on February 3, 2010 by Mr. Strandlund (who was appointed a director on January 21, 2009).

Certain Relationships and Related Transactions

The documented ethics policies of the Company restrict certain types of related-party transactions between the Company and its directors, officers, and employees of the Company.  Specifically, compensation for services provided by directors, officers, and employees to the Company may not be through any source but the Company.  The Company’s policies do permit related-parties to participate in financial transactions, limited to financing via debt or equity.  In such instances, the Board of Directors has an informal policy of requiring that when financing through a related party, that the terms of such financing, including but not limited to interest rates and fees, are at least equal to or better than the terms obtainable via financing from other sources.

In March 2011, the maturity date of a $1,500,000 Subordinated Convertible Promissory Note to Clarex Limited (“Clarex”), a major shareholder and debt holder, was extended to April 1, 2013.  The note was originally issued on October 31, 2003 and bears interest at 6%.  Interest accrues yearly, is payable on maturity of the note and, along with principal, may be converted into securities of the Company as follows:  The Note is convertible in the aggregate into 1,500,000 Units with each unit consisting of one share of common stock and one warrant.  Each warrant allows the holder to acquire 0.75 shares of common stock at a price of $1.35 per share.  The expiration date of the warrants under the conversion terms has been extended to April 1, 2016.

In addition, in March 2011, the maturity date of a $1,000,000 Subordinated Convertible Promissory Note bearing interest at 6% was extended to April 1, 2013.  The note was originally issued on December 31, 2002.  Interest accrues yearly, is payable on maturity of the note and, along with principal, may be converted into securities of the Company as follows:  The Note is convertible in the aggregate into 1,000,000 Units with each unit consisting of one share of common stock and one warrant.  Each warrant allows the holder to acquire 0.75 shares of common stock at a price of $1.35 per share.  The expiration date of the warrants under the conversion terms has been extended to April 1, 2016.  The holder of the note is an affiliate of Clarex.

On March 30, 2011, the Company prepaid accrued interest of $202,500 and $135,000 on the $1,500,000 Note and the $1,000,000 Note, respectively. The Company expects to prepay its currently accruing quarterly interest obligations on the Notes of $37,500 going forward through the maturity date.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions).  A copy of such Code of Ethics is available on the Company website at www.ppgioptics.com and will be made available without charge and upon written request addressed to the attention of the Secretary of the Company and mailed to the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 0764.

Relationship with Independent Public Accountants

Holtz Rubenstein Reminick, LLP, (the “Auditors”) independent accountants, has been selected by the Audit Committee to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2011.  Representatives of Holtz Rubenstein Reminick, LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work.  The Audit Committee is informed of each service actually rendered.

Audit Fees.

Audit fees billed or expected to be billed by the Company’s principal accountant, Holtz Rubenstein and Reminick, LLP for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the years ended December 31, 2010 and 2009 were $100,000 and $83,000, respectively.

Audit-Related Fees

The Company was billed $2,062 and $8,617 by the Company’s principal accountant for the fiscal years ended December 31, 2010 and 2009, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

Tax Fees

The Company was billed or is expected to be billed an aggregate of $16,000 and $12,000 by the Company’s principal accountant for the fiscal years ended December 31, 2010 and 2009, respectively, for tax services, principally the preparation of income tax returns.

All Other Fees

The Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved.  The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.  There have been no other fees that have been pre-approved by the Audit Committee of the Board of Directors.

Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010:

(1)	the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

(2)	the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by SAS 61;

(3)
the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence; and

(4)	based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2010 Annual Report on Form 10-K.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Audit Committee of the Board of Directors.

/s/ Luke P. LaValle, Jr.	/s/ Thomas H. Lenagh
Luke P. LaValle, Jr.	Thomas H. Lenagh
Audit Committee Chairman

/s/ Dennis G. Romano	/s/ N. E. Rick Strandlund
Dennis G. Romano	N. E. Rick Strandlund

/s/ Jan M. Winston
Jan M. Winston

NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS
AT 2012 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2012 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on December 31, 2011 to be considered for inclusion in the Proxy Statement for the 2012 Annual Meeting and by March 15, 2012 in order for the proposal to be considered timely for consideration at next years’ Annual Meeting (but not included in the Proxy Statement for such meeting).

The Annual Meeting of Shareholders is called for the purposes set forth in the Notice.  The Board does not know of any matter for action by shareholders at such meeting other than the matters described in the Notice.  However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting.  It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person.  Your participation in discussion of the Company’s affairs will be welcome.

/S/ William J. Foote
William J. Foote, Secretary

Dated:    April 29, 2011

A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2010, filed with the Securities and Exchange Commission containing consolidated financial statements of the Company as of December 31, 2010, is available (excluding exhibits) without cost to shareholders upon written request to William J. Foote, Secretary, Photonic Products Group, Inc., 181 Legrand Avenue, Northvale, NJ 07647 The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

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1. Election of Directors
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PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue
Northvale, NJ 07647

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Joseph J. Rutherford and Jan M. Winston, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, all the shares of common stock of PHOTONIC PRODUCTS GROUP, Inc. held of record by the undersigned on April 8, 2011 at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020 on Thursday, June 2, 2011 at 10:00 a.m. Eastern Daylight Time or any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned confers discretionary authority upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as directed on the reverse side.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side